SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Advisors Funds, Inc. Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.

The following information replaces the first paragraph in the disclosure regarding the investment strategies of Waddell & Reed Advisors Funds, Inc. Science and Technology Fund in the section entitled "The Investment Principles of the Funds--Investment Goals, Principal Strategies and Other Investments:"

The goal of Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of science and technology innovations. There is no guarantee, however, that the Fund will achieve its goal.

The following information replaces the second paragraph in the disclosure regarding the investment strategies of Waddell & Reed Advisors Small Cap Fund, Inc. in the section entitled "The Investment Principles of the Funds--Investment Goals, Principal Strategies and Other Investments:"

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. The Fund will, under normal market conditions, invest at least 80% of its net assets in small cap stocks. There is no guarantee, however, that the Fund will achieve its goal.

To be attached to the cover page of the Prospectus of:

Waddell & Reed Advisors Funds
Equity Funds
Dated October 29, 2001

This Supplement is dated July 31, 2002.

NUS1200D

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors Small Cap Fund, Inc.

The following information replaces paragraph (1) of the non-fundamental, or operating investment restrictions disclosure in the section entitled "Investment Restrictions and Limitations."

(1) At least 80% of the Fund's net assets will be
    invested during normal market conditions in
    companies whose market capitalizations are within
    the range of capitalizations included in the
    Lipper, Inc. Small Cap Category (small cap
    stocks) at the time the securities are acquired
    by the Fund.

To be attached to the cover page of the Statement of Additional Information dated October 29, 2001 of Waddell & Reed Advisors Small Cap Fund, Inc.

This Supplement is dated July 31, 2002.